Exhibit 10.4

FOURTH AMENDMENT TO AND SPREADER OF OPEN-END FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS FOURTH AMENDMENT TO AND SPREADER OF OPEN-END FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Fourth Amendment”) is made as of January 11, 2024 (the “Effective Date”) by and between HOF VILLAGE PARKING, LLC, a Delaware limited liability company (“Parking Grantor”), HOF VILLAGE HOTEL WP, LLC, a Delaware limited liability company (“Hotel Grantor”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (the “Fee Grantor”) (Parking Grantor, Hotel Grantor, and Fee Grantor, collectively, “Grantor”), and CH CAPITAL LENDING, LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and assigns in such capacity hereinafter referred to as “Administrative Agent” or “Secured Party”) having an address of 11111 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.

PRELIMINARY STATEMENTS

A. Reference is hereby made to (i) that certain Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 1, 2020, from Parking Grantor, Fee Grantor, HOF Village Youth Fields, LLC, and HOF Village Stadium, LLC in favor of Administrative Agent, recorded on December 2, 2020 as Instrument No. 202012020053155 in the Stark County, Ohio Records (“Original Mortgage”), as partially released by (ii) that certain Partial Release of Mortgage, dated as of December 15, 2021, recorded on December 17, 2021 as Instrument No. 202112170065680 in the Stark County, Ohio Records (“First Release”), as assigned by (iii) that certain Assignment of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009630 in the Stark County, Ohio Records, as amended by (iv) that certain First Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009751 in the Stark County, Ohio Records (“First Amendment to Mortgage”), as partially released by (v) that certain Partial Release of Mortgage, dated as of November 7, 2022, recorded on November 18, 2022 as Instrument No. 202211180047984 in the Stark County, Ohio Records, (vi) that certain Second Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed on March 17, 2023, effective as of November 7, 2022, recorded on March 23, 2023 as Instrument No. 202303230008694 in the Stark County, Ohio Records, (vii) that certain Third Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated on December 4, 2023, recorded on December __, 2023 as Instrument No. ___________ in the Stark County, Ohio Records, and (viii) that certain Partial Release of Mortgage December [__], 2023, recorded on [December] __, [2023] as Instrument No. ___________ in the Stark County, Ohio Records (as so partially released, assigned, and amended, collectively the “Existing Mortgage”).

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

B. Fee Grantor is the owner in fee simple of those certain parcels of real property described on Exhibit A-2 attached hereto and made a part hereof (collectively, the “Fee Premises”).

C. Parking Grantor is the owner of a subleasehold estate in that certain parcel of real property described on Exhibit A-2 attached hereto and made a part hereof (the “Parking Leasehold Premises”).

D. Hotel Grantor is the owner in fee simple of that certain parcel of real property described on Exhibit A-1 attached hereto and made a part hereof (the “Hotel Premises”).

E. Reference is hereby made to Fee Grantor, Leasehold Grantor and Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFREC” along with Fee Grantor and Leasehold Grantor, collectively the “Borrowers”), along with Administrative Agent as parties to that certain Term Loan Agreement dated December 1, 2020, (a) as amended by Amendment Number 1 to Term Loan Agreement dated January 28, 2021, Amendment Number 2 to Term Loan Agreement dated February 15, 2021, Amendment Number 3 to Term Loan Agreement dated August 30, 2021, Amendment Number 4 to Term Loan Agreement dated August 30, 2021, and Amendment Number 5 to Term Loan Agreement dated December 15, 2021, (b) as assigned to Administrative Agent and Lender (as defined therein) pursuant to that certain Assignment of Loan and Loan Documents, dated March 1, 2022, by and among Aquarian Credit Funding LLC, as the previous Administrative Agent, Investors Heritage Life Insurance Company, as the previous Lender, and CH Capital Lending, LLC, as the new Administrative Agent and the new Lender, (c) as affected by that certain Assumption and Joinder Agreement to Loan Agreement, dated as of March 1, 2022, executed and delivered by HOFV Youth Fields to Administrative Agent, and (d) as further amended by Amendment Number 6 to Term Loan Agreement dated March 1, 2022, Amendment Number 7 to Term Loan Agreement dated July 31, 2022, Amendment Number 8 to Term Loan Agreement dated November 7, 2022, as modified by that certain Modification Agreement effective as of October 6, 2023, Amendment Number 9 to Term Loan Agreement dated as of December 4, 2023 and that certain Amendment Number 10 to Term Loan Agreement dated as of December [__], 2023 (all of the foregoing, collectively, the “Term Loan Agreement”.) To the extent a capitalized term is not defined herein such term shall have the meaning given to it in the Term Loan Agreement.

F. Reference is further made to the following agreements and instruments (collectively, the “Secured Instruments”):

(i) that certain Second Amended and Restated Secured Cognovit Promissory Note (the “Note”), dated effective as of November 7, 2022, in the original principal amount of $8,786,700.61 made in connection with the Term Loan Agreement, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, including that certain First Amendment to Second Amended and Restated Secured Cognovit Promissory Note made by Borrowers to Administrative Agent, dated effective as of December 4, 2023, increasing the principal amount of the Note to $14,139,153.54;

(ii) That certain Joinder and First Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $10,504,940.89, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, from Borrowers to CH Capital Lending, LLC, a Delaware limited liability company (“CH Capital Lending”);

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

(iii) That certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,273,543.46, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, from Borrowers to IRG, LLC, a Nevada limited liability company (“IRG, LLC”);

(iv) That certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,273,543.46, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, from Borrowers to JKP Financial, LLC, a Delaware limited liability company (“JKP Financial”),

(v) That certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $9,097,203.95, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, from Borrowers to JKP Financial; and

(vi) That certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, in the original principal amount of $4,000,000.00, as amended, restated, supplemented, waived, assigned, or otherwise modified from time to time, from Borrowers to Midwest Lender Fund, LLC, a Delaware limited liability company.

(“Midwest Lender Fund”; CH Capital Lending (in its capacity as a lender), IRG, LLC, JKP Financial, and Midwest Lender Fund are collectively referred to herein as “Lenders”).

G. Grantor and the other entities that comprise Borrowers are jointly and severally liable for all obligations under the Secured Instruments.

H. Pursuant to the terms of the Secured Instruments, all of the obligations of Borrower under the Secured Instruments are secured by the Existing Mortgage, as amended by this Fourth Amendment.

I. Grantor will directly benefit from the loans evidenced by the Secured Instruments, since the real property interests held by Grantor, which are encumbered by the Existing Mortgage, are part of the Hall of Fame Village, the continuing development of which is being financed partially by the loans evidenced by the Secured Instruments.

J. Grantor has therefore agreed, in consideration for the loans evidenced by the Secured Instruments, to amend the Existing Mortgage such that (i) the Existing Mortgage shall secure all obligations under all of the Secured Instruments, (ii) the maximum principal indebtedness secured by the Existing Mortgage (as amended by this Fourth Amendment) shall be Sixty-Six Million Three Thousand Eight Hundred Ninety-Eight and 56/100 Dollars ($66,003,898.56), exclusive of interest, taxes, legal fees and costs advanced for preservation of the Property, as fully and completely as though said amount were stated in the Existing Mortgage.

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

K. Borrowers and Administrative Agent, in its capacity as the Administrative Agent under the Loan Agreement and the Lender under the Loan Agreement, have entered into that certain Amendment Number 9 and Amendment Number 10 to Term Loan Agreement and pursuant to the terms set forth therein, including an increase of the principal amount under the Note, the parties have agreed to enter into this Fourth Amendment.

AGREEMENT

In consideration of the mutual promises hereinafter contained and of other valuable consideration, the receipt and sufficiency of which are acknowledged, the parties acknowledge the preliminary statements and agree as follows:

1. Preliminary Statements. The foregoing Preliminary Statements are hereby incorporated into this Fourth Amendment as if set forth in full herein.

2. Additional Property.

a. Hotel Premises. To secure to Administrative Agent the Indebtedness, Hotel Grantor does hereby mortgage and warrant, grant and convey to Administrative Agent the fee estate and all rights related thereto in the real property commonly known as the Hotel Waterpark Parcel located in the City of Canton, County of Stark, State of Ohio, and more particularly described on Exhibit A-1 attached hereto and the same is hereby added to Exhibit A attached to the Existing Mortgage. All defined terms within the Existing Mortgage shall also include the Hotel Premises fee estate, to the extent applicable. The effect of the foregoing is that the Existing Mortgage shall (i) encumber the Hotel Premises, as more particularly described on Exhibit A-1, and (ii) continue, without interruption, to encumber the Play Action Plaza Parcel, and the Parking Parcel subleasehold estate, as more particularly described on Exhibit A-2.

(b) Each reference to the Mortgage in any other Loan Document is deemed to refer to the Existing Mortgage as amended and modified by this Fourth Amendment. This Fourth Amendment is deemed incorporated into each of the Loan Documents by reference. To the extent that any term or provision of this Fourth Amendment is or may be inconsistent with any term or provision in the Existing Mortgage, the term or provision of this Fourth Amendment will control.

(c) Grantor hereby confirms that the Existing Mortgage, as amended and modified by this Fourth Amendment, and the Property pledged therein, continue as collateral for, without limitation, the Indebtedness, unimpaired and in full force and effect.

3. Amendment and Spreader. The Existing Mortgage is amended such that (a) it shall in each and every instance and respect be deemed to secure the obligations under all of the Secured Instruments; (b) the maximum principal amount under the Existing Mortgage (as amended by this Fourth Amendment) shall be deemed amended and spread to include the principal amounts of all of the Secured Instruments, and the total principal indebtedness outstanding shall not exceed Sixty-Six Million Three Thousand Eight Hundred Ninety-Eight and 56/100 Dollars ($66,003,898.56), exclusive of interest, taxes, legal fees and costs advanced for preservation of the Property (collectively, the “Indebtedness”); and (c) an Event of Default under the Existing Mortgage (as amended by this Fourth Amendment) shall be deemed to include the failure to pay timely under, or to perform the other obligations under, any of the Secured Instruments, in accordance with the terms and conditions of said Loan Documents.

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

4. Collateral Continues Unimpaired. Grantor hereby confirms that the Existing Mortgage, as amended and modified by this Fourth Amendment, and the Property pledged therein, continue as collateral for, without limitation, the Indebtedness and the other obligations under the Secured Instruments, unimpaired and in full force and effect.

5. Incorporation by Reference; Definitional Matters.

(a) This Fourth Amendment is deemed incorporated into each of the Secured Instruments by reference. Each reference in any Secured Instrument to the Existing Mortgage or to the “Mortgage” is deemed to refer to the Existing Mortgage as amended and modified by this Fourth Amendment. Each reference in the Existing Mortgage to the “Loan Documents” is deemed to include the Existing Mortgage, this Fourth Amendment, all of the Secured Instruments, and all agreements, instruments, and documents executed and delivered in connection therewith.

(b) Each reference in the Existing Mortgage to the “Note” is deemed to refer, collectively, to all of the Secured Instruments. Each reference in the Existing Mortgage to the “Debt” is deemed to refer, collectively, to all amounts payable by Grantor and by the other entities that comprise Borrower under all of the Secured Instruments.

(c) In the event of any inconsistency between any term or provision of the Existing Mortgage and any term or provision of this Fourth Amendment, the term or provision of this Fourth Amendment will control. In the event of any inconsistency between any term or provision of the Existing Mortgage (as amended by this Fourth Amendment) and any term or provision of the other Secured Instruments, the term or provision of the other Secured Instruments will control.

6. Representations. Grantor hereby represents and warrants to Administrative Agent and Lenders that (a) Grantor has the legal power and authority to execute and deliver this Fourth Amendment; (b) the persons executing this Fourth Amendment on behalf of Grantor have been duly authorized to execute and deliver the same and bind Grantor with respect to the provisions hereof; (c) the execution and delivery hereof by Grantor and the performance and observance by Grantor of the provisions hereof do not violate or conflict with the organizational documents of Grantor or any law applicable to Grantor, nor result in a breach of any provisions of or constituting default under any agreement, instrument or document binding upon or enforceable against Grantor; (d) this Fourth Amendment constitutes a valid and binding obligation upon Grantor in every respect; and (e) no default exists under or as defined in any of the Secured Instruments, and no event currently exists that, given the passage of time or the giving of notice or both, would constitute such a default.

7. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which shall constitute a single agreement.

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

8. Successors and Assigns. This Fourth Amendment is binding upon, and inures to the benefit of, Grantor and Administrative Agent, and their respective heirs, executors, administrators, successors and assigns.

9. Governing Law. This Fourth Amendment is deemed made in the State of Ohio, and shall be governed by the laws of the State of Ohio.

10. Effect of Fourth Amendment; Ratification. Except as amended and modified by this Fourth Amendment, the terms and provisions of the Existing Mortgage remain unchanged, and will remain in full force and effect unless and until modified or amended in writing in accordance with the provisions of the Existing Mortgage (as amended by this Fourth Amendment), and are hereby ratified and confirmed. Except as expressly provided in this Fourth Amendment, this Fourth Amendment does not constitute an amendment, waiver, consent, or release with respect to any provision of any Secured Instrument or other Loan Document, a waiver of any default or event of default under any Secured Instrument or other Loan Document, or a waiver or release of any of Administrative Agent’s rights or remedies (all of which are hereby reserved). To the extent not specifically amended in this Fourth Amendment, Grantor ratifies and confirms all the terms and conditions, representations and warranties set forth in the Existing Mortgage, the Secured Instruments and other Loan Documents, and every other document delivered by Grantor to Administrative Agent and Lenders.

11. No Claim. Grantor agrees that Grantor has no defense, set off, counterclaim, discount, or charge of any kind against Administrative Agent or any of the Lenders, or their officers, directors, employees, agents or attorneys with respect to the Existing Mortgage and the other Secured Instruments.

12. Section Headings. All Section headings, footers, and headers in this Fourth Amendment are for reference only and are not a part of the substantive provisions of this Fourth Amendment.

(No further text on this page-Signature page follows)

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

IN WITNESS WHEREOF, Grantor has executed this Fourth Amendment as of the day and year first above written.

GRANTOR:

HOF VILLAGE NEWCO, LLC,
HOF VILLAGE PARKING, LLC
HOF VILLAGE HOTEL WP, LLC
each a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF __________________	)

On _______________________, 2023, before me, ____________________________________, Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	(Seal)

_____________________________________

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

IN WITNESS WHEREOF, Administrative Agent has executed this Fourth Amendment as of the day and year first above written.

ADMINISTRATIVE AGENT:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By:	Holdings SPE Manager, LLC
a Delaware limited liability company,
its Manager

By:	/s/ John A. Mase
Name:	John Mase
Title:	Chief Executive Officer

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On _______________________, 2023, before me, ____________________________________, Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	(Seal)

_____________________________________

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

Prepared by:

John W. Waldeck, Jr., Esq.

Walter | Haverfield LLP

The Tower at Erieview

1301 E. Ninth Street, Suite 3500

Cleveland, Ohio 44114

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

EXHIBIT A-1

Legal Description for Hotel Premises

Situated in the City of Canton, Stark County, State of Ohio, being all of O.L. 1463 on that certain Pro Football Hall of Fame Replat and Vacation recorded in the Office of the Recorder of Stark County as Instrument Number 202108120041822, containing 1.6420 acres, more or less.

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

EXHIBIT A-2

Legal Description

for HOF Village Newco Fee Estate, Play Action Plaza Fee Estate, and HOF Parking

Subleasehold Estate

HOF Village Newco Fee Estate, Play Action Plaza Fee Estate

Situated in the City of Canton, Stark County, Ohio, and known as O.L. 1479 on that certain HOF Village Replat recorded in the Office of the Recorder of Stark County as Instrument No. 202203250013418, containing 3.10 acres, more or less.

Parcel No. 10015054

The Property address is: 2101 Champions Gtwy NW, Canton, OH 44708

(continued on next page)

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

EXHIBIT A-2 (cont’d)

Legal Description

for HOF Village Parking Subleasehold Estate

Situated in the City of Canton, Stark County, and State of Ohio, also known as being part of Out Lot No. 1380 in the Replat of Canton City Lots 34196-34207, part of Lot 34965, Out Lot 536, 705 recorded in instrument number 201602170005863 of the Stark County Records and bounded and described as follows:

Commencing at an iron pin at the intersection of the Northerly line of 17th Street (50 feet wide) and the easterly line of Clarendon Avenue (50 feet wide), thence North 01° 28’47” East along the said easterly line of Clarendon Avenue, a distance of 162.00 feet to an iron pin set thereon and being the Place of Beginning of the parcel of land herein described;

Thence North 01° 28’47” East continuing along the said easterly line of Clarendon Avenue, a distance of 328.86 feet to the southwesterly corner of Fulton Heights Addition as recorded in Plat Volume 9 Page 54 of the Stark County Records, said point being referenced by a 3/4 inch iron pin found 0.65 feet north and 1.17 feet east;

Thence South 88°34’05” East along the southerly line of Fulton Heights Addition, a distance of 580.00 feet to a 3/4 inch iron pin found 0.09 feet north of a northwesterly corner of Out Lot 1379 as recorded in Instrument Number 201602170005863 of the Stark County Records;

Thence South 01°37’34” West along a westerly line of said Out Lot 1379, a distance of 496.21 feet to an iron pin set on the said northerly line of 17th Street;

Thence North 88°02’18” West along the said northerly line of 17th Street, a distance of 370.76 feet to an iron pin set at a point thereon;

Thence North 01°28’47” East along a new division line, a distance of 162.00 feet to an iron pin set;

Thence North 88°02’18” West along a new division line, a distance of 209.00 feet to the place of beginning of the parcel of land herein described and containing 5.7870 acre of land according to a survey by Atwell, LLC under the supervision of Alex E. Marks PS 8616 and being the same more or less and being subject to all legal highways.

All iron pins set are 5/8 inch iron pins 30 inches in length and capped “ATWELL”

Parcel Nos. 10011071, 243225, 1000719

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)

LESS AND EXCEPT the following:

Situated in the City of Canton, Stark County, and State of Ohio, and being part of OL 1380 and 705 as shown on the replat recorded in Instrument Number 201602170005863 of the Stark County Records, and being more fully bounded and described as follows:

Beginning at a point on the northerly line of 17th Street (50 feet) at the southeasterly corner of said OL 1380;

Course No. 1: thence North 88°02’18” West along the northerly line of said 17th Street, a distance of 60.19 feet to a point;

Course No. 2: thence North 01°37’34” East, a distance of 495.65 feet to a point on the northerly line of OL 1380;

Course No. 3: thence South 88°34’05” East along the northerly line of OL 1380, a distance of 60.19 feet to a point;

Course No. 4: thence South 01°37’34” West, a distance of 496.21 feet to the Place of Beginning of the parcel of land herein described, containing 0.6853 acre of land according to a survey by Atwell LLC under the supervision of Alex E. Marks PS 8616 and being the same more or less and being subject to all legal highways and easements.

(Such exception parcel being a portion of Parcel Nos. 10011071 and 243225.)

Fourth Amendment to and Spreader of Open-End Fee and Leasehold Mortgage (CHCL former Aquarian)